1,300,000 Shares

                     HARRIS & HARRIS GROUP, INC.

                            Common Stock

                              FORM OF

                     PLACEMENT AGENCY AGREEMENT

                                                 June 15, 2007


GLOBAL CROWN CAPITAL, LLC
101 California Street, Suite 4550
San Francisco, CA  94111

Ladies and Gentlemen:

	Harris & Harris Group, Inc., a New York corporation (the "Company"), proposes to issue and sell to certain investors (each an "Investor" and, collectively, the "Investors"), up to an aggregate of 1,300,000 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"). The aggregate of 1,300,000 shares of Common Stock so proposed to be sold is hereinafter referred to as the "Shares." The Company desires to engage Global Crown Capital, LLC as its exclusive placement agent (the "Placement Agent") in connection with such issuance and sale of the Shares.

      1. 	Agreement to Act as Placement Agent; Delivery and Payment.
On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

            (a) 	The Company engages the Placement Agent to act as
its exclusive placement agent in connection with the issuance and sale of the Shares and the Placement Agent hereby agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Shares upon the terms and conditions set forth in the Prospectus (as defined below).

            (b) 	Upon the occurrence of the Closing (as defined
below), the Company shall pay to the Placement Agent an aggregate of six percent (6.0%) of the gross proceeds received by the Company from its sale of the Shares. This Agreement shall not give rise to a commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Shares or otherwise provide any financing, and the Placement Agent shall have no authority to bind the Company in respect of the sale of any Shares. The sale of the Shares shall be made pursuant to subscription agreements in the form included as Exhibit A hereto (the "Subscription Agreements"). The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer in whole or in part. Notwithstanding the foregoing, it is understood and agreed that the Placement Agent or any of its affiliates may, solely at their discretion and without any obligation to do so, purchase Shares as principals.

            (c) 	Concurrently with the execution and delivery of
this Agreement, the Placement Agent and Citibank, as escrow agent (the "Escrow Agent"), shall enter into an escrow agreement (the "Escrow


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Agreement"), pursuant to which an escrow account (the "Escrow Account")
will be established for the benefit of the Company and the Investors who desire to settle their purchase through the facilities of The Depository Trust Company's DWAC system. Prior to the Closing, each such Investor shall deposit into the Escrow Account an amount equal to the product of
(x) the number of Shares such Investor has agreed to purchase and (y) the purchase price per share as set forth on the cover page of the Prospectus (the "Purchase Amount"). The aggregate of such Purchase Amounts is herein referred to as the "Escrow Funds". On the Closing Date, the Escrow Agent will disburse the Escrow Funds to the Company and the Placement Agent as provided in the Escrow Agreement and the Company shall cause its transfer agent to deliver the Shares purchased by such Investors.

            (d) 	Payment of the purchase price for, and delivery of,
the Shares shall be made at a closing (the "Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, located at Four Times Square, New York, New York at 10:00 a.m., local time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act (as defined below)) after the determination of the public offering price of the Shares (such date of payment and delivery being herein called the "Closing Date"). All such actions taken at the Closing shall be deemed to have occurred simultaneously.

            (e)  	Prior to forwarding a Subscription Agreement to
the Company for acceptance, the Placement Agent shall use its reasonable efforts to determine that the subscriber for Shares has a legitimate source of funds, that there is no reason to suspect such subscriber of money laundering activities, and that in forwarding the Subscription Agreement the Placement Agent is compliant with the program described in Section 3(c).

            (f) 	Any Investor not settling its purchase of Shares
pursuant to Section 1(c) above shall deposit its respective Purchase Amount into an account or accounts established with the Placement Agent. On the Closing Date, the Placement Agent shall, with respect to each such Investor, cause the Purchase Amount for such Shares to be wired from such accounts to an account designated by the Company in exchange for the release of such Investor's Shares.

            (g) 	The Shares shall be registered in such names and
in such denominations as the Placement Agent shall request by written notice to the Company.

      2. 	Representations and Warranties of the Company.  The Company
represents and warrants to the Placement Agent as follows:

            (a) 	Registration Statement.  The Company meets the
requirements for the use of Form N-2 under the Securities Act of 1933 (the "Securities Act"), and a registration statement (Registration No. 333-138996) on Form N-2 relating to the Shares being offered by the Company, and such amendments thereof as may have been required to the date of this Agreement, has been prepared by the Company in accordance with the provisions of the Securities Act and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with and has been declared effective by the Commission. A final prospectus supplement containing information permitted to be omitted at the time of effectiveness by Rule
430C of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 497 of the Rules and Regulations.

                  (i) 	The term "Registration Statement" as used in this
Agreement means the registration statement, as amended at the time it became effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with


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the Commission pursuant to Rule 497 under the Securities Act and deemed to be a part of the registration statement at the time of effectiveness pursuant to Rule 430C under the Securities Act, and as supplemented or amended, prior to the execution of this Agreement, including all financial schedules and exhibits thereto.

                  (ii) 	The term "Base Prospectus" as used in this Agreement
means the base prospectus, dated as of May 11, 2007, included in the Registration Statement at the time it was declared effective by the Commission. The term "Prospectus Supplement" as used in this Agreement means the final prospectus supplement specifically relating to the Shares in the form that is first filed with the Commission pursuant to Rule 497 under the Securities Act after the date and time this Agreement is executed and delivered by the parties hereto.

                  (iii)  	The term "Time of Sale" as used in this
Agreement means the time of execution of this Agreement.

                  (iv) 	The term "Pricing Information" as used in this A
greement, means the the information included on Exhibit C hereto (which information the Placement Agent has informed the Company is being conveyed orally by the Placement Agent to prospective purchasers at or prior to confirming sales of the shares in the offering).

            (b) 	Registration Statement and Prospectus.  No order
preventing or suspending the use of the Base Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened by the Commission. The Registration Statement complied when it became effective, in all material respects, with the requirements of the Securities Act; the Registration Statement did not, as of the time such Registration Statement became effective and at the Time of Sale, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date that it is filed with the Commission and as of the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, in each case, that the Company makes no representations or warranty with respect to any Placement Agent Information (as defined in Section 9).

            (c) 	Organization.  The Company has been duly
incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with the corporate power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.

            (d) 	Capitalization.  The authorized capital stock
of the Company consists of (i) 45,000,000 shares of Common Stock and
(ii) 2,000,000 shares of preferred stock, par value $0.10 per share
(the "Preferred Stock"). As of the date hereof, 21,806,896 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding.

            (e) 	The Shares.  The Shares have been duly and
validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable.

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            (f) 	Description of Capital Stock.	The terms of the
capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

            (g) 	Due Authorization and Execution.  This Agreement
has been duly authorized, executed and delivered by the Company.

            (h) 	No Violation or Default.  The Company is not in
breach or violation of or in default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to the Registration Statement, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "Material Adverse Effect").

            (i) 	No Conflicts.  The execution, delivery by the
Company of this Agreement and each of the Subscription Agreements and including the issuance and sale by the Company of the Shares as contemplated herein and therein, will not conflict with or result in a breach or violation of, or constitute a default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to the Registration Statement, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention would not, individually or in the aggregate, have a Material Adverse Effect.

            (j)  	No Consents Required.  No filing with, or
authorization, approval, consent or order of, any court or governmental agency or body is required for the issuance and sale of the Shares, except as referred to in this Agreement, the Registration Statement or the Prospectus and (i) such as have been already obtained or as may be required under the Securities Act, the Investment Company Act of 1940, as amended (the "Investment Company Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) such as may be required under the bylaws, rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"), or (iii) such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Shares in the manner contemplated in this Agreement, the Registration Statement and the Prospectus.

            (k) 	Legal Proceedings. Except as described in the
Registration Statement and the Prospectus, there are no legal proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its properties is or would be subject at law or in equity, before or by any federal or state court or governmental agency or body, except any such legal proceedings, which if resolved adversely to the Company, would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect.

            (l) 	Independent Accountants.  PricewaterhouseCoopers
LLP, whose reports with respect to the audited consolidated financial statements and schedules of the Company are included in the Registration Statement and the Prospectus are, to the Company's knowledge, an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations.

            (m) 	Financial Statements.  The consolidated financial
statements of the Company, together with the related schedules and notes thereto, set forth in the Registration Statement and the Prospectus

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present fairly in all material respects the consolidated financial condition of the Company as of the dates indicated and the consolidated results of operations, cash flows and changes in net assets of the Company for the periods specified and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved.

            (n) 	No Material Adverse Change.  Subsequent to the
date of the Prospectus, and other than as contemplated therein, there has not been (i) any material adverse change in the business, properties, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any material change in the capital stock, or any material change in the outstanding indebtedness, of the Company, or (v) any dividend or distribution declared, paid or made on the capital stock of the Company.

            (o) 	Investment Company Act.  The Company has elected to
be regulated as a "business development company" under the Investment Company Act and has not withdrawn such election, and the Commission has not ordered that such election be withdrawn nor to the Company's knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission.

            (p) 	Taxes.  The Company has timely filed all material
federal and state income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except to the extent that the failure to timely file or pay would not, individually or in the aggregate, have a Material Adverse Effect.

            (q) 	Accounting Controls.  The Company maintains a
system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (r) 	Disclosure Controls.  The Company has established,
maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act), which (i) are designed to ensure that material information required to be disclosed by the Company in the reports that it files under the Exchange Act is made known to the Company's principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of:
(i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as such term is defined in Rule 13a-15f and 15d-15f under the Exchange Act) which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal control over financial reporting; any material weaknesses in internal control over financial reporting have been identified for the Company's auditors; and since the date of the most recent evaluation of such internal control over financial reporting, there have been no changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

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            (s) 	No Stabilization.  Neither the Company, nor, to
the Company's knowledge, any of its officers, directors, affiliates or controlling persons, has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company to facilitate the sale or resale of the Shares.

            (t) 	Disclosure.	The statements set forth in the
Prospectus under the captions "Taxation" and "Certain Governmental Regulations," insofar as they purport to describe the provisions of the laws referred to therein, are accurate and complete in all material respects.

            (u) 	Sarbanes-Oxley Act.   The Company, and to its
knowledge, all of the Company's directors or officers, in their capacities as such, is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act").

      3. 	Representations and Warranties of the Placement Agent.
The Placement Agent represents and warrants to the Company as follows:

            (a) 	Due Authorization and Execution.  This Agreement
has been duly authorized, executed and delivered by the Placement Agent.

	    (b)	        NASD Compliance.  The Placement Agent (i) maintains
all licenses and registrations necessary under applicable law and regulations (including the rules of the NASD) to provide the services required to be provided by the Placement Agent under this Agreement, (ii) has submitted or will submit all filings required under the rules and regulations of the NASD with respect to this Agreement and the transactions contemplated hereby, and (iii) will use its best efforts to obtain confirmation from the NASD, prior to the Closing Date, that the NASD will not raise any objection with respect to the fairness or reasonableness of the placement agent compensation, or other arrangements of the transactions, contemplated hereby.

             (c)	Anti-Money Laundering.  The Placement Agent maintains
an anti-money laundering program reasonably designed to comply with Section 352 of the USA Patriot Act and NASD Rule 3011. The Placement Agent's anti-money laundering program includes: (i) Anti-Money Laundering/"Know
Your Customer" policies and procedures (ii) the designation of an Anti-
Money Laundering Compliance Officer; (iii) recording-keeping and reporting practices in accordance with applicable law; (iv) reporting of suspicious activity to government authorities in accordance with applicable law;
(v) anti-money laundering training; and (vi) independent testing for compliance.

      4. 	Covenants of the Company.	The Company covenants and
agrees with the Placement Agent as follows:

            (a) 	Prospectus Supplement.  The Company shall file the
Prospectus Supplement with the Commission within the time periods specified by Rule 497 and Rule 430C under the Securities Act.

            (b) 	Amendments or Supplements.  The Company will not,
during such period as the Prospectus would be required under the Securities Act to be delivered in connection with sales of the Shares by the Placement Agent in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof.

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            (c) 	Notice to Placement Agent.  During the time during
which a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing: (i) when any post-effective amendment to the Registration Statement becomes effective;
(ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for additional information relating to or in connection with the sale of the Shares; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof; (iv) of becoming aware of the occurrence of any event during the time during which a prospectus related to the Shares is required to be delivered that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus then being used untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus then being used in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and, during such time, prepare and furnish, at the Company's expense, to the Placement Agent promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change; or (v) of receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction.

            (d) 	Undertakings.	If at any time during which a
prospectus related to the Shares is required to be delivered under the Securities Act the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of any such order at the earliest possible moment.
If the Company has omitted any information from the Registration Statement, pursuant to Rule 430C of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430C and notify the Placement Agent promptly of all such filings.

            (e) 	Delivery of Copies.  So long as a prospectus
relating to the Shares is required to be delivered under the Securities Act, to deliver to the Placement Agent as many copies of the Prospectus or any amendment or supplement thereto as the Placement Agent shall reasonably request.

            (f) 	Blue Sky Compliance.  The Company will promptly
take from time to time such actions as the Placement Agent may reasonably request to qualify the Shares for offering and sale under the state securities, or blue sky, laws of such jurisdictions as the Placement Agent may reasonably request, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

            (g) 	Use of Proceeds.  The Company will apply the net
proceeds from the sale of the Shares in the manner set forth in the Prospectus under the heading "Use of Proceeds".

            (h) 	Placement Right. If the Company places any equity
securities of the Company or successor of the Company with the investors who participate in this offering on a "best efforts" public basis ("Future Best-Efforts Offering"), during the period up until March 31, 2008, the Placement Agent shall be the exclusive placement agent for those investors. For the sake of clarity, this right only applies to a registered direct offering and does not apply for an underwritten public offering.

            (i) 	Stabilization.	The Company will not at any time,
directly or indirectly, take any action designed or that might reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

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            (j) 	Listing.  The Company shall use its best efforts
to cause the Common Stock to be listed for quotation on the Nasdaq Global Market and to maintain such listing.

      5. 	Payment Of Expenses.   The Company will pay all costs and
expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to
(i) the preparation, printing and filing of the Registration Statement, the Prospectus, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to the Placement Agent (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares and the printing, delivery, and shipping of the certificates representing the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), (including the reasonable legal fees and filing fees, and other disbursements of counsel to the Placement Agent in connection therewith),
(iv) the fees and expenses of any transfer agent or registrar for the Shares, (v) any filings required to be made by the Placement Agent or the Company with the NASD, and the reasonable fees, disbursements and other charges of counsel for the Placement Agent in connection therewith (including all COBRADesk fees), (vi) fees, disbursements and other charges of counsel to the Company, (vii) listing fees, if any, for the listing or quotation of the Shares on the Nasdaq Global Market; provided; however, that the Company shall only be obligated to pay or reimburse Placement Agent for the costs and expenses enumerated in (iii) and (v) above in an amount up to $10,000. It is understood, however, that except as provided in this Section 5 and Section 8, the Placement Agent shall pay all of its own expenses, including the fees and disbursements of its counsel.

      6. 	Conditions of the Placement Agent's Obligations.  The
obligations of the Placement Agent hereunder are subject to the following conditions:

            (a) 	Each of the representations and warranties of
the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

            (b) 	The Placement Agent shall have received from
Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, such counsel's written opinion, addressed to the Placement Agent and the Investors and dated the Closing Date, in form and substance as is set forth on Exhibit B attached hereto.

            (c) 	The Placement Agent shall have received from the
Company on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, to the effect that:

                  (i) 	each of the representations, warranties and
agreements of the Company in this Agreement were true and correct when originally made and are true and correct as of the Closing Date; and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (ii) 	subsequent to the date of the most recent financial
statements included in each of the Registration Statement, the Prospectus and the Disclosure Package, there has not been a material adverse change in the business, properties, financial condition or results of operations of the Company other than as set forth in or contemplated by the Registration Statement or the Prospectus; and

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                  (iii) (A) no stop order suspending the effectiveness of
the Registration Statement or any part thereof shall have been issued, and no proceedings for that purpose shall be pending or threatened by the Commission and (B) no order suspending the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened by any securities or other governmental authority.

            (d) 	The Shares shall have been approved for listing on
the Nasdaq Global Market, subject only to official notice of issuance.


            (e) 	Prior to the Closing Date, the Company shall have
furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

      7. 	Conditions of the Company's Obligations.  The obligations
of the Company hereunder are subject to the following conditions:

            (a) 	The Company shall have received from the Placement
 Agent on the Closing Date a certificate, addressed to the Company and dated the Closing Date, to the effect that each of the warranties and agreements of the Placement Agent in this Agreement were true and correct when originally made and are true and correct as of the Closing Date.

            (b) 	The NASD shall have confirmed that it will raise
no objection with respect to the fairness or reasonableness of the placement agent compensation, or other arrangements of the transactions, contemplated hereby.

      8. 	Indemnification and Contribution.

            (a) 	Indemnification of the Placement Agent.  The
Company agrees to indemnify, defend and hold harmless the Placement Agent, its partners, directors and officers, and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim, which, jointly or severally, the Placement Agent or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in or omitted from, and in conformity with information concerning the Placement Agent furnished in writing by or on behalf of the Placement Agent to the Company expressly for use therein, which information the parties hereto agree is limited to the Placement Agent Information (as defined in Section 9).

            (b) 	Indemnification of the Company.  The Placement
Agent agrees to indemnify, defend and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section
20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or

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is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Placement Agent furnished in writing by or on behalf of the Placement Agent to the Company expressly for use in, the Registration Statement or the Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they were made, not misleading; provided, that the parties hereto hereby agree that such written information provided by the Placement
Agent consists solely of the Placement Agent Information (as defined in Section 9).

            (c) 	Notice and Procedures.  If any action, suit or
proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company or the Placement Agent (as applicable, the "indemnifying party") pursuant to subsection (a) or (b), respectively, of this Section 8, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent the indemnifying party does not otherwise learn of the Proceeding and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by herein, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

            (d) 	Contribution.  If the indemnification provided for
in this Section 8 is unavailable to an indemnified party under subsections
(a) or (b) of this Section 8 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total placement agent commissions received by the Placement Agent, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 8(d). Notwithstanding the provisions of this Section 8(d), the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by such Placement Agent in accordance with Section 1(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) 	Survival.  The obligations of the Company under
this Section 8 shall be in addition to any liability which the Company may otherwise have. The indemnity and contribution agreements contained in this Section 8 shall remain operative and in full force and effect regardless of any termination of this Agreement.

      9. 	Information Furnished by Placement Agent.  The Company
acknowledges that the statements set forth under the heading "Plan of Distribution" in the Prospectus Supplement (the "Placement Agent Information") constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent as such information is referred to in Sections 2 and 8 hereof.

      10. 	Termination.

            (a) 	The Placement Agent shall have the right to
terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if, prior to delivery and payment for the Shares (i) trading in securities generally shall have been suspended or materially limited on the Nasdaq Global Market or the New York Stock Exchange (each, a "Trading Market"), (ii) trading in the Common Stock of the Company shall have been suspended by the Commission or by the Nasdaq Global Market, or trading of any other securities issued or guaranteed by the Company shall have been suspended on any Trading Market or in any over-the-counter market, (iii) a banking moratorium shall have been declared by federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred, or (iv) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, if the effect, in the reasonable judgment of the Placement Agent, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement, the Registration Statement and the Package. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5, Section 8 and Section 13 hereof shall at all times be effective notwithstanding such termination.

      11. 	Notices.  All statements, requests, notices and agreements
hereunder shall be in writing, and:

      	    (a)	if to the Placement Agent, shall be delivered or sent by
mail, telex or facsimile transmission to Global Crown Capital, LLC, 101 California Street, Suite 4550, San Francisco, CA 94111, Attention: General Counsel and Chief Compliance Officer Henry Wolfgang Carter, Esq.
(Fax: 415.354.7187);

            (b)	if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Harris & Harris Group, Inc., 111 West 57th Street, New York, NY 10019, Attention: General Counsel (Fax: 212-582-9563), with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, Attention:
Richard T. Prins, Esq., (Fax: 917-777-2790).

      Any such notice shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

      12. 	Successors and Assigns. This Agreement shall be binding
upon the Placement Agent and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and the Placement Agent's respective businesses and/or assets.

      13. 	Governing Law.  This Agreement shall be governed by and
construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the applicability or effect of conflict of law principles or rules thereof, to the extent such principles would require or permit the application or the laws of another jurisdiction.

      14. 	Headings.  The Section headings in this Agreement have been
inserted as a matter of convenience of reference and are not a part of this Agreement.

      15. 	Entire Agreement; Amendments and Waivers. This Agreement
constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided. Each party to this Agreement agrees that
(i) no other party to this Agreement (including its agents and representatives) had made any representation, warranty, covenant or agreement to or with such party relating to the transactions contemplated hereby, other than those expressly set forth herein, and (ii) such party has not relied upon any representation, warranty, covenant or agreement relating to the transactions contemplated hereby, other than those referred to in clause (i) above.

      16. 	Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

                       [Remainder of Page Intentionally Left Blank]

      If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.


				`	Very truly yours,

					HARRIS & HARRIS GROUP, INC.

					By:______________________________
					Name:  Douglas W. Jamison
					Title:    President



Accepted as of
the date first above written:

GLOBAL CROWN CAPITAL, LLC


By:	_______________________________
	Name:   Rani Jarkas
	Title:  Managing Partner and Chief Investment Officer

                             SCHEDULES AND EXHIBITS



EXHIBIT A:  FORM OF SUBSCRIPTION AGREEMENT


EXHIBIT B:  MATTERS TO BE COVERED IN THE OPINION OF CORPORATE COUNSEL
            TO THE COMPANY

EXHIBIT C:  PRICING INFORMATION

                                      EXHIBIT A

                         FORM OF Subscription Agreement



Harris & Harris Group, Inc.
111 West 57th Street, Suite 1100
New York, New York 10019


Ladies and Gentlemen:

The undersigned (the "Investor") hereby confirms and agrees with you as follows:

1. The subscription terms set forth herein (this "Subscription") are made as of the date set forth below between Harris & Harris Group, Inc., a corporation organized and existing under the laws of the State of New York (the "Company"), and the Investor.

2. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, such number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") as is set forth on the signature page hereto (the "Signature Page") for a purchase price of $10.79 per share (the "Shares"). The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.

3. The completion of the purchase and sale of the Shares shall occur at a closing (the "Closing") which is expected to occur on or about June 20, 2007. At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

4. The offering and sale of the Shares are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below). The Investor acknowledges that the Company intends to enter into subscriptions in substantially the same form as this Subscription with certain other investors and intends to offer and sell (the "Offering") up to an aggregate
of     shares of Common Stock pursuant to the Registration Statement and

Prospectus. The Company may accept or reject this Subscription or any one or more other subscriptions with other investors in its sole discretion.

5. The Company has filed or shall file with the Securities and Exchange Commission (the "Commission") a prospectus (the "Base Prospectus"), a preliminary prospectus supplement (the "Preliminary Prospectus") and a final prospectus supplement (collectively, the "Prospectus") with respect to the registration statement (File No. 333-138996) (the "Registration Statement") reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the "Rules and Regulations") in conformity with the Securities Act of 1933, as amended (collectively with the Rules and Regulations, the "Securities Act"), including Rule 497 thereunder. The Investor hereby confirms that it has had full access to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, and the Company's periodic reports and other information incorporated by reference therein, and was able to read, review, download, and print such materials.

6. The Company has entered into a Placement Agency Agreement (the "Placement Agreement"), dated June 15, 2007, with Global Crown Capital, LLC (the "Placement Agent"), which will act as the Company's placement agent with respect to the Offering and receive a fee in connection with the sale of the Shares. The Investor shall be a third party beneficiary to the representations, warranties and covenants as set forth in Sections 2 and 4 of the Placement Agreement. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Placement Agreement.

7. The obligations of the Company and the Investor to complete the transactions contemplated by this Subscription shall be subject to the following:

	a. The Company's obligation to issue and sell the Shares to the Investor shall be subject to: (i) the acceptance by the Company of this Subscription (as may be indicated by the Company's execution of the Signature Page hereto), (ii) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page, and (iii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

	b. The Investor's obligation to purchase the Shares will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied.

8. The Company hereby makes the following representations, warranties, and covenants to the Investor:

	a. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company. This Subscription, when accepted by the Company, shall have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

	b. The Company shall (i) before the opening of trading on the NASDAQ Global Market on the next trading day after the Pricing, file a Form 8-K, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor's name, without the Investor's prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or governmental authority to which the Company or its securities are subject.

9. The Investor hereby makes the following representations, warranties, and covenants to the Company:

	a. The Investor represents that (i) it has had full access to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, and the Company's periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Subscription, (ii) it is knowledgeable, sophisticated, and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares, and
	(iv) it is not an affiliate of the Company as that term is defined under Rule 501(b) of the Securities Act.

	b. The Investor has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription by the

	Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Subscription has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

	c. The Investor understands that nothing in this Subscription or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax, or investment advice. The Investor has consulted such legal, tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

	d. Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company's securities) since the earlier to occur of (i) the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby and (ii) the date that is the tenth (10th) trading day prior to the date the Investor executes this Subscription. "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Subscription are publicly disclosed.

	e. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date the Investor executes this Subscription, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:


(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

	f. The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells, or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

10. Notwithstanding any investigation made by any party to this Subscription, all covenants, agreements, representations, and warranties made by the Company and the Investor herein will survive the execution of this Subscription, the delivery to the Investor of the Shares being purchased, and the payment therefor.

11. This Subscription may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12. In case any provision contained in this Subscription should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13. This Subscription will be governed by, and construed in accordance with, the internal laws of the state of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14. This Subscription may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. The Investor acknowledges and agrees that such Investor's receipt of the Company's counterpart to this Subscription shall constitute written confirmation of the Company's sale of Shares to such Investor.

16. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription shall terminate without any further action on the part of the parties hereto.

                          INVESTOR SIGNATURE PAGE

Number of Shares:       	______________________________
Purchase Price Per Share:  	______________________________
Aggregate Purchase Price: 	______________________________


Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. Dated as of: June ____, 2007

---------------------------------
INVESTOR

By: 		_________________________________
Print Name:	_________________________________
Title:		_________________________________

Name in which Shares are to be registered: _________________________
Mailing Address: 			   _________________________


Taxpayer Identification Number: 	   _________________________


Agreed and Accepted this ___day of June 2007:

HARRIS & HARRIS GROUP, INC.

By: 	_________________________________
Title: 	_________________________________

The sale of the shares purchased hereunder was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

                                  EXHIBIT A

                          TO BE COMPLETED BY INVESTOR


Delivery by electronic book-entry at The Depository Trust Company ("DTC"), registered in the Investor's name and address as set forth on the Signature Page of the Subscription to which this Exhibit A is attached, and released by American Stock Transfer & Trust Company, the Company's transfer agent (the "Transfer Agent"), to the Investor at the Closing.

Name of DTC Participant (broker-dealer
at which the account or accounts to be
credited with the Shares are maintained) _____________________________

DTC Participant Number 			 _____________________________

Name of Account at DTC Participant
being credited with the Shares		 _____________________________

Account Number at DTC Participant
being credited with the Shares		 _____________________________


NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE SUBSCRIPTION TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY,
THE INVESTOR SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE
CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE
AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT :

      Institution:  Citibank N.A.
      260 California Street
      San Francisco, CA 94111

      ABA Routing Number: 3211-7118-4

      Acct Name: Global Crown Capital, LLC

      Acct No. 202118253


Such funds shall be held in escrow pursuant to an escrow agreement entered into between Citibank, N.A. (the "Escrow Agent") and the Placement Agent (the "Escrow Agreement") until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Company, of the conditions set forth in Section 7(b) of the Subscription to which this Exhibit A is attached. The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses, and claims (including, without limitation, court costs and reasonable attorneys fees) ("Losses") with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this paragraph to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                             EXHIBIT B

                  MATTERS TO BE COVERED IN THE
           OPINION OF CORPORATE COUNSEL TO THE COMPANY

                             EXHIBIT C

                       PRICING INFORMATION


Number of Shares to be sold

Offering Price

Placement Agent Commission

Net Proceeds to the Company